                                                                    EX-99.(d)(1)

                                   SCHEDULE A

                          WELLS FARGO FUNDS MANAGEMENT
                          INVESTMENT ADVISORY AGREEMENT
                            WELLS FARGO MASTER TRUST

                                        ADVISORY FEE (AS A % OF AVERAGE
MASTER TRUST PORTFOLIOS                 DAILY NET ASSETS)
-------------------------------------   -------------------------------
C&B Large Cap Value Portfolio           First 500M              0.70
                                        Next 500M               0.65
                                        Next 2B                 0.60
                                        Next 2B                 0.575
                                        Over 5B                 0.55
Disciplined Growth Portfolio            First 500M              0.70
                                        Next 500M               0.65
                                        Next 2B                 0.60
                                        Next 2B                 0.575
                                        Over 5B                 0.55
Diversified Fixed Income Portfolio/1/   First 1B                0.30
                                        Next 4B                 0.275
                                        Over 5B                 0.25
Diversified Stock Portfolio/1/          First 1B                0.35
                                        Next 4B                 0.325
                                        Over 5B                 0.30
Emerging Growth Portfolio               First 500M              0.85
                                        Next 500M               0.825
                                        Next 1B                 0.80
                                        Next 1B                 0.775
                                        Over 3B                 0.75
Equity Income Portfolio                 First 500M              0.70
                                        Next 500M               0.65
                                        Next 2B                 0.60
                                        Next 2B                 0.575
                                        Over 5B                 0.55
Equity Value Portfolio                  First 500M              0.70
                                        Next 500M               0.65
                                        Next 2B                 0.60
                                        Next 2B                 0.575
                                        Over 5B                 0.55
Index Portfolio                         First 500M              0.10
                                        Next 500M               0.10
                                        Next 2B                 0.075
                                        Next 2B                 0.075
                                        Over 5B                 0.050
Inflation-Protected Bond Portfolio      First 500M              0.40
                                        Next 500M               0.375
                                        Next 2B                 0.35
                                        Next 2B                 0.325
                                        Over 5B                 0.30

----------
/1/ On August 12, 2009, the Board of Trustees approved an advisory fee reduction to the Diversified Fixed Income and Diversified Stock Portfolios. Effective October 1, 2009 the advisory fees will be: 0.30% for the first $500M; 0.28% for the next $500M; 0.26% for the next $2B; and 0.24% over $3B.


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                                        ADVISORY FEE (AS A % OF AVERAGE
MASTER TRUST PORTFOLIOS                 DAILY NET ASSETS)
-------------------------------------   -------------------------------
International Core Portfolio            First 500M              0.95
                                        Next 500M               0.90
                                        Next 2B                 0.85
                                        Next 2B                 0.825
                                        Over 5B                 0.80
International Growth Portfolio          First 500M              0.95
                                        Next 500M               0.90
                                        Next 2B                 0.85
                                        Next 2B                 0.825
                                        Over 5B                 0.80
International Index Portfolio           First 500M              0.35
                                        Next 500M               0.35
                                        Next 2B                 0.325
                                        Next 2B                 0.325
                                        Over 5B                 0.30
International Value Portfolio           First 500M              0.95
                                        Next 500M               0.90
                                        Next 2B                 0.85
                                        Next 2B                 0.825
                                        Over 5B                 0.80
Large Cap Appreciation Portfolio        First 500M              0.70
                                        Next 500M               0.65
                                        Next 2B                 0.60
                                        Next 2B                 0.575
                                        Over 5B                 0.55
Large Company Growth Portfolio          First 500M              0.70
                                        Next 500M               0.65
                                        Next 2B                 0.60
                                        Next 2B                 0.575
                                        Over 5B                 0.55
Managed Fixed Income Portfolio          First 500M              0.40
                                        Next 500M               0.375
                                        Next 2B                 0.35
                                        Next 2B                 0.325
                                        Over 5B                 0.30
Short-Term Investment Portfolio                        0.10
Small Cap Index Portfolio               First 500M              0.20
                                        Next 500M               0.20
                                        Next 2B                 0.175
                                        Next 2B                 0.175
                                        Over 5B                 0.15
Small Company Growth Portfolio          First 500M              0.85
                                        Next 500M               0.825
                                        Next 1B                 0.80
                                        Next 1B                 0.775
                                        Over 3B                 0.75
Small Company Value Portfolio           First 500M              0.85
                                        Next 500M               0.825
                                        Next 1B                 0.80
                                        Next 1B                 0.775
                                        Over 3B                 0.75


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                                        ADVISORY FEE (AS A % OF AVERAGE
MASTER TRUST PORTFOLIOS                 DAILY NET ASSETS)
-------------------------------------   -------------------------------
Stable Income Portfolio                 First 500M              0.40
                                        Next 500M               0.375
                                        Next 2B                 0.35
                                        Next 2B                 0.325
                                        Over 5B                 0.30
Strategic Small Cap Value Portfolio     First 500M              0.85
                                        Next 500M               0.825
                                        Next 1B                 0.80
                                        Next 1B                 0.775
                                        Over 3B                 0.75
Total Return Bond Portfolio             First 500M              0.40
                                        Next 500M               0.375
                                        Next 2B                 0.35
                                        Next 2B                 0.325
                                        Over 5B                 0.30

Most recent annual approval by the Board of Trustees: March 27, 2009 Schedule A amended: August 12, 2009


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     The foregoing fee schedule is agreed to as of August 12, 2009 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO MASTER TRUST


                                        By:
                                           -------------------------------------
                                           C. David Messman
                                           Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:
                                           -------------------------------------
                                           Andrew Owen
                                           Executive Vice President


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